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                                                                     EXHIBIT 4.1

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COMMON STOCK                                                                           COMMON STOCK

  NUMBER                                      MCE                                          SHARES

                                       MCE COMPANIES, INC.

                  INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN                CUSIP 55270T 10 3

                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that







is the registered holder of


                 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

                                              MCE COMPANIES, INC.

                                              CERTIFICATE OF STOCK

transferable on the books of the Corporation or its agent by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the signatures of the duly authorized officers of the Corporation.

Dated:



        Jon E. Carlson                                                                          John L. Smucker

SECRETARY                                                                                      PRESIDENT



                                                                  Countersigned and Registered:
                                                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                               (New York, New York)
                                                                                   Transfer Agent and Registrar

                                                                  By

                                                                                             Authorized Officer

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                              MCE COMPANIES, INC.

     The authorized capital stock of the corporation consists of common stock and preferred stock. The corporation will furnish without charge to each shareholder who so requests a full statement of the designation, relative rights, preferences and limitations of each class of stock or series thereof authorized to be issued.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM - as tenants in common                             UNIF GIFT MIN ACT -          Custodian
     TEN ENT - as tenants by the entireties                                         --------           ---------
     JT TEN  - as joint tenants with right of survivorship                           (Cust)             (Minor)
               and not as tenants in common                                         under Uniform Gifts to Minors
                                                                                    Act
                                                                                        -------------
                                                                                           (State)


                              Additional abbreviations may also be used though not in the above list.


                                                           TRANSFER FORM
                                    COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

     For value received,                                                                   hereby sell, assign and transfer unto
                         -----------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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                                                                                (please typewrite name and address)
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-------------------------------------------------------------------------------------------------------------------------- Shares
represented by the within certificate and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------------------------------------------------ attorney to transfer the same on the books of the within-named Corporation, with full power substitution in the premises.

Dated
      --------------------------------


                                                                                   -------------------------------------------------
                                                                                                       SIGNATURE(S)

                                                                                   NOTICE: The signature(s) to this assignment must
                                                                                   correspond with the name as written upon the face
                                                                                   of the certificate in every particular, without
                                                                                   alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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